UNITED STATES SECURITIES AND EXCHANGE COMMISSION
					    Washington, D.C. 20549
						_______________

	      					  Form 8-K

						CURRENT REPORT
				   PURSUANT TO SECTION 13 OR 15(d) OF THE
					SECURITIES EXCHANGE ACT OF 1934

			Date of report (date of earliest event reported):  April 22, 2003



						Maxtor Corporation
				(Exact name of registrant as specified in its charter)

		Delaware			0-14016			77-0123732
	(State or other jurisdiction	(Commission File No.)	 	(I.R.S. Employer
	    of incorporation)						Identification No.)



					500 McCarthy Blvd., Milpitas, California 95035
					   (Address of principal executive offices)

				Registrant's telephone number, including area code:
		 				  (408) 894-5000

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Item 7.    Financial Statements and Exhibits


(c)	Exhibits.

Exhibit 99.1 	Earnings release, dated April 22, 2003, regarding the first
		quarter 2003 results of Maxtor Corporation.

Exhibit 99.2 Script of earnings call, held on April 22, 2003, regarding the first quarter 2003 results of Maxtor Corporation.




Item 9.    Regulation FD Disclosure.

The following information is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition". The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. On April 22, 2003, Maxtor Corporation issued a press release announcing its financial results for the fiscal quarter ended March 29, 2003.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

					MAXTOR CORPORATION




					By:	________________________

					Name:	Glenn H. Stevens
					Title:	Sr. Vice President, General Counsel
						and Secretary
Date:	April 23, 2003

Exhibit	Description

99.1 	Earnings release, dated April 22, 2003, regarding the first quarter
	2003	results of Maxtor Corporation.

99.2 Script of earnings call, held on April 22, 2003, regarding first quarter 2003 results of Maxtor Corporation.